Custodian Agreement
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St.George Custodial Pty Limited
(Custodian);


Crusade Management Limited
(Manager


National Mutual Trustees Limited
(the Trustee).









Allen Allen & Hemsley
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333



(Copyright) Copyright Allen Allen & Hemsley 1999

Custodian Agreement                                       Allen Allen & Hemsley
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Table of Contents

1.       Definitions and interpretation                                                         3
         1.1      Definitions                                                                   3
         1.2      Interpretation                                                                5
         1.3      Limitation of Trustee's Liability                                             5
         1.4      Supplementary terms notice                                                    6
         1.5      Knowledge of the Trustee                                                      6
         1.6      Knowledge of the Custodian                                                    6

2.       Appointment of the custodian                                                           6
         2.1      Appointment                                                                   6
         2.2      General duties and standard of care                                           6
         2.3      The Custodian's power to delegate                                             6
         2.4      The Custodian's power to appoint advisers                                     7
         2.5      Legal title                                                                   7
         2.6      License to enter Premises                                                     7

3.       Duties and responsibilities of the custodian                                           7
         3.1      General                                                                       7
         3.2      Locate and Access                                                             8
         3.3      Audit                                                                         8
         3.4      Transfer of custody                                                           8

4.       Undertakings                                                                           9
         4.1      The custodian's undertakings                                                  9
         4.2      Material adverse effect                                                      10

5.       Custodial procedures                                                                  10
         5.1      No liability for compliance                                                  10
         5.2      Amendments to Custodial Procedures                                           11

6.       The custodian fees                                                                    11
         6.1      Fee                                                                          11
         6.2      Expenses of the Custodian                                                    11

7.       Termination                                                                           11
         7.1      Expiry of Term                                                               11
         7.2      Custodial transfer event/custodial transfer trigger                          11
         7.3      Resignation                                                                  11
         7.4      Survival                                                                     12
         7.5      Release of outgoing Custodian                                                12
         7.6      New Custodian to execute deed                                                12




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         7.7      Settlement and discharge                                                     12

8.       Indemnity                                                                             12
         8.1      Indemnity                                                                    12
         8.2      Limitation of liability                                                      13
         8.3      No liability for acts of certain persons                                     13
         8.4      No liability for loss etc                                                    13
         8.5      Method of claiming under indemnity                                           13
         8.6      Time of Payment                                                              13

9.       Representations and warranties                                                        14
         9.1      Representations and Warranties                                               14
         9.2      Reliance                                                                     14
         9.3      Survival of Representations and Indemnities                                  14

10.      Administrative provisions                                                             14
         10.1     Notices                                                                      14
         10.2     Governing Law and Jurisdiction                                               14
         10.3     Assignment                                                                   14
         10.4     Amendment                                                                    14
         10.5     Severability clause                                                          15
         10.6     Costs and Expenses                                                           15
         10.7     Waivers:  remedies cumulative                                                15


SCHEDULE 1                                                                                     17

         AUDIT                                                                                 17








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Date


Parties
1. ST.George Custodial Pty Limited (ACN 003 347 411) incorporated in New South Wales of Level 8, 182 George Street, Sydney, New South Wales, 2000 (Custodian);

2. Crusade Management Limited (ACN 072 715 916) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (Manager); and

3. National Mutual Trustees Limited (ACN 004 029 841) incorporated in Victoria of Level 2, 65 Southbank Boulevard, South Melbourne, Victoria, 3205 in its capacity as trustee of each Relevant Trust (the Trustee).

Recitals
A The Trustee and the Manager wish to retain the services of the Custodian to provide custodial services in relation to the Relevant Documents.
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IT IS AGREED as follows.

1.       Definitions and interpretation
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1.1      Definitions

         In this Agreement, terms defined in the Master Trust Deed, a Supplementary Terms Notice or a Servicing Agreement in relation to a Relevant Trust have the same meaning and the following definitions apply unless a different meaning is given in a Supplementary Terms Notice in relation to a Relevant Trust or the context otherwise requires.

         Audit Date means a date not later than the first anniversary of the date of this Agreement and every 12 months after that date during the Term.

         Custodial Procedures means those policies and procedures of the Custodian relating to the collection, storage and safekeeping, filing and general management of the Relevant Documents and the Security Packets, which have been approved in advance by the Trustee, the Manager and the Designated Ratings Agencies.

         Custodial Services means the services provided or to be provided by the Custodian under this Agreement.

         Custodial Transfer Event means the occurrence of any of the following:

         (a)      an Insolvency Event occurs with respect to the Custodian;

         (b) for so long as the Custodian is a Related Body Corporate of the Approved Seller:

                  (i) the long-term rating of the Approved Seller falls below BBB from S&P, Baa2 from Moody's or BBB from Fitch IBCA; or

                  (ii) a Title Perfection Event occurs;

         (c) the Custodian fails to comply with the Custodial Procedures or any of its other obligations under any Transaction Document and such action has had, or, if continued will have, a Material Adverse Effect (as determined by the Trustee and the Manager) and, if capable of remedy, the Custodian does not remedy that failure within the earlier of 30 days after:

                  (i)  the Custodian becoming aware of that failure; and




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                  (ii) receipt of a notice from either the Trustee or the
                       Manager;

         (d) any representation, warranty or certification made by the Custodian is incorrect when made and is not waived by the Trustee or remedied, if capable of remedy, to the Trustee's reasonable satisfaction within 45 days after notice from the Trustee, and the Trustee determines that breach would have a Material Adverse Effect;

         (e) if it is unlawful for the Custodian to perform the Custodial Services; or

         (f)      a Servicer Transfer Event.

         Custodial Transfer Trigger means a Further Audit resulting in an adverse report.

         Eligible Custodian means any suitably qualified person whose appointment as the Custodian under this Agreement will not adversely affect the rating assigned to any Notes by a Designated Rating Agency.

         Further Audit has the meaning given in clause 3.3(c).

         Law means any statute, rule, regulation, ordinance, order or decree of any Government Agency, and includes, without limitation the Consumer Credit Legislation and the Code of Banking Practice.

         Master Trust Deed means the Master Trust Deed between the Trustee, the Manager and St. George Bank Limited dated on or about the date of this Agreement.

         Material Default means, with respect to a Receivable:

         (a) a failure by an Obligor to pay any amount pursuant to the relevant Receivable which failure causes the Receivable to be in Arrears and which failure to pay continues for a period of 90 days; or

         (b) the occurrence of an event of default, howsoever described (other than a failure by an Obligor to pay an amount under the relevant Receivable) under that Receivable or any related Receivable Right unless the Custodian reasonably determines that such event of default is of a minor or technical nature and will not result in a Material Adverse Effect.

         Premises means the area specified as such in the relevant Supplementary Terms Notice relating to a Relevant Trust.

         Receivable has the meaning in the Master Trust Deed, but relates only to Receivables held by the Trustee under a Relevant Trust.

         Receivable Rights has the meaning specified in the Master Trust Deed, but relates only to Receivable Rights held by the Trustee under a relevant Trust.

         Receivable Securities has the meaning in the Master Trust Deed, but relates only to Receivable Securities held by the Trustee under a Relevant Trust.

         Record of Movements has the meaning given in clause 3.1(c).

         Relevant Document has the meaning given in the Master Trust Deed.

         Relevant Trust means a Trust in relation to which the Custodian has been appointed, and has agreed to act, as the Custodian under clause
         2.1 and a Supplementary Terms Notice.

         Security Packet means, in relation to a Receivable, each packet of Relevant Documents relating to that Receivable.

         Security Packet Audit means, at any time, an inventory of Security Packets conducted by the Custodian to verify location of the Security Packets.

         Security Vault means any security document vault located on the Premises in which any Security Packets or Relevant Documents are stored.

         Term means the period from the date of this Agreement until the earlier of:

         (a) the date on which this Agreement is terminated pursuant to clause 7.2;

         (b) the date which is one month after the Notes in relation to each Relevant Trust have been redeemed in full in accordance with the Transaction




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                  Documents and the Trustee ceases to have any obligations to any Creditor in relation to any Trust;

         (c) the date on which the Trustee replaces the Custodian with an Eligible Custodian; and

         (d) the date on which the Custodian is replaced after resigning under clause 7.3.

         Supplementary Terms Notice means each Supplementary Terms Notice dated on or after the date of this agreement relating to each Relevant Trust.

1.2      Interpretation

         The provisions of clause 1.2 of the Master Trust Deed apply to this Agreement, as if set out in full, and on the basis that a reference in clause 1.2(e), (f), (g), (k) or (l) to "this Deed" is a reference to this Agreement.

1.3      Limitation of Trustee's Liability

         (a)      General

                  Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this Agreement.

         (b)      Liability of Trustee limited to its right to indemnity

                 (i) The Trustee enters into this Agreement only in its capacity as trustee of each Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (iii) below, a liability arising under or in connection with this Agreement or a Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the relevant Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement or a Trust.

                 (ii) Subject to paragraph (iii) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the relevant Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

                 (iii) The provisions of this clause 1.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the relevant Trust as a result of the Trustee's fraud, negligence, or Default.

                 (iv) It is acknowledged that the Relevant Parties are responsible under this Agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this Agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to a Trust or by any other act or omission of a Relevant Party or any such person.




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                 (v) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Agreement or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (iii) above.

                 (vi) In this clause, Relevant Parties means each of the Manager, the Servicer, the Custodian, the Calculation Agent, each Paying Agent, the Note Trustee and the provider of any Support Facility.

                 (vii) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

1.4      Supplementary terms notice

         This Agreement is subject to the Supplementary Terms Notice for each Relevant Trust. In case of any inconsistency, the relevant Supplementary Terms Notice shall prevail.

1.5      Knowledge of the Trustee

         In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

1.6      Knowledge of the Custodian

         For the purposes of this Agreement, the Custodian will only be considered to have knowledge, notice of or to be aware of any thing if the Custodian has knowledge, notice or awareness of that thing by virtue of the actual knowledge, notice or awareness of the officers or employees of the Custodian who have day to day responsibility for carrying out its obligations under this Agreement.


2.       Appointment of the custodian
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2.1      Appointment

         The Manager and the Trustee appoint the Custodian to perform the Custodial Services during the Term for each Trust in relation to which the Custodian is specified as, and agrees to act as, the Custodian in the relevant Supplementary Terms Notice. By executing a Supplementary Terms Notice, the Custodian shall be taken to have accepted that appointment, and agreed to perform the Custodial Services in relation to that Trust in accordance with this Agreement.

2.2      General duties and standard of care

         The Custodian shall provide the Custodial Services:

         (a)      in accordance with this Agreement;

         (b) to the extent not provided in this Agreement, in accordance with the Custodial Procedures; and

         (c) to the extent not covered by clauses 2.2(a) and (b), by exercising the degree of diligence and care expected of an appropriately qualified custodian of documents.

2.3      The Custodian's power to delegate

         (a) Without in any way affecting the generality of the above, the Custodian may in carrying out and performing its duties and obligations contained



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                  in this Agreement delegate all Custodial Services (whether or not requiring or involving the Custodian's judgment or discretion) to its officers and employees, the Servicer and to such firms of solicitors as are approved by the Trustee.

         (b) Despite any delegation or appointment under paragraph (a) of this clause, the Custodian shall remain liable for the performance of the Custodial Services in accordance with this Agreement and for the acts or omissions of any delegate and shall be solely responsible for the fees and expenses of such delegate.

2.4      The Custodian's power to appoint advisers

         In accordance with its ordinary course of business, the Custodian may appoint and engage and act upon the opinion, advice or information obtained from any solicitors, barristers, accountants, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Custodian properly to exercise and perform its duties and obligations under this Agreement.

2.5      Legal title

         The Custodian agrees that, upon being directed to do so by the Trustee following a Title Perfection Event for a Relevant Trust, it will promptly take all action to assist the Trustee and the Manager to perfect the Trustee's legal title to the relevant Receivables and Receivable Rights by:

         (a) taking any action required or permitted by law to assist the perfection of such legal title;

         (b) delivering all Relevant Documents for that Trust to the Trustee. If the Custodian has not done so within 10 Business Days (or such longer period as the Trustee in its reasonable discretion permits) the Trustee must enter any premises (including the Premises) where those Relevant Documents are kept, take possession of and remove those Relevant Documents. The Custodian shall assist the Trustee in doing so; and

         (c) taking any other action which the Trustee reasonably requests it to do.

2.6      License to enter Premises

         The Custodian irrevocably licenses the Trustee to enter onto the Premises for the purpose of taking possession of, and removing, the Relevant Documents in accordance with this Agreement and give access to any relevant Security Vault for that purpose.

3.       Duties and responsibilities of the custodian
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3.1      General

         The Custodian's duties and responsibilities are to:

         (a) (hold Relevant Documents) hold as custodian under this Agreement at the direction of the Trustee each Relevant Document that it may receive on behalf of the Trustee (or its agent or nominee) pursuant to a Transaction Document in accordance with the Custodial Procedures as if the Relevant Documents were beneficially owned by the Custodian;

         (b) (identify and keep separate) ensure that each Relevant Document is capable of identification and is kept in a Security Packet which is kept together with other Security Packets relating to the Receivables of that Trust in a Security Vault, and separate from other documents held by the Custodian for another Trust, other persons or otherwise;

         (c) (Record of Movements) in relation to each Relevant Trust, open and maintain in safe custody a record of physical movement from the Premises and between each Relevant Trust of any Relevant Document



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                  held by it from time to time pursuant to this Agreement (the Record of Movements); and

         (d) (all other things) at all times during the currency of this Agreement do all acts, matters and things which may reasonably be required of the Custodian by the Trustee for the purposes of, or as contemplated by, this Agreement.

3.2      Locate and Access

         (a) The Custodian shall ensure that at all times it shall be able to locate each Security Packet by way of a periodic Security Packet Audit.

         (b) Unless the Servicer requires a Relevant Document to perform its duties as the Servicer in relation to the related Receivable in the manner permitted by the Servicing Agreement, or otherwise comply with its obligations under the Transaction Documents, each Relevant Document shall be kept within a Security Vault.

         (c) Other than the Servicer requiring a Relevant Document under clause 3.2(b), or for an audit by the Servicer's or the Custodian's internal or external auditor, or by the auditor under clause 3.3 of this Agreement, a Relevant Document may only be removed from a Security Vault with the Trustee's written approval and for the following purposes:

                  (i)  inspection by the Trustee; or

                  (ii) such other purpose approved in writing by the Trustee.

3.3      Audit

         (a) The Manager or the Trustee (in default of action by the Manager) shall on each Audit Date request an independent auditor to conduct an audit of the Custodian's custodial role with respect to the Relevant Documents for each Relevant Trust by considering the matters set out in Schedule 1.

         (b) The terms of the instruction of that auditor must require delivery, within one month of an Audit Date, of a certificate addressed to the Trustee, the Custodian and the Designated Rating Agency stating whether or not the Custodian has complied with the matters set out in Schedule 1.

         (c) Where a certificate referred to in clause 3.3(b) (the Audit Certificate) gives an "Adverse" finding (as set out in
                  Schedule 1), the Trustee must direct that auditor to conduct a further audit (the Further Audit) on a similar basis to the audit to which the Audit Certificate related. The Further Audit shall be conducted no later than one month after the date of the Audit Certificate. That auditor shall then issue a new certificate with respect to the Further Audit in the form required by clause 3.3(b) no later than one month after the date on which the Further Audit commenced.

         (d) Subject to any bona fide confidentiality restrictions, the Custodian shall give each auditor full access to all relevant information and the Relevant Documents for the purpose of conducting each audit under clause 3.3.

         (e) The Trustee shall pay the reasonable fees and expenses of the auditor with respect to any audit under this clause 3.3 from the Trust.

         (f) The auditor instructed under this clause must be instructed to give written reasons supporting any "Adverse" finding.

         (g) The Custodian shall take all reasonable steps to cure any non-compliance identified by an audit.

3.4      Transfer of custody

         If:

         (a)      a Custodial Transfer Event occurs and is subsisting; or

         (b)      a Custodial Transfer Trigger occurs,




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         the Custodian must deliver the Relevant Documents at the Custodian's expense to the Trustee, or as it directs. If the Custodian has not done so within 10 Business Days (or such longer period as the Trustee in its reasonable discretion permits) of the occurrence of the Custodian Transfer Event or Custodian Transfer Trigger the Trustee must (with assistance from the Manager) enter any premises where the Relevant Documents are kept, take possession of and remove the Relevant Documents and all other documents and records relating to the Relevant Documents. The Custodian shall assist the Trustee in doing so and will do, at its expense, all things which the Trustee or the Manager reasonably directs it to do in relation to the Trustee taking possession of, and removing, the Relevant Documents and all other documents and records relating to the Relevant Documents. If the Trustee does not have possession of the Relevant Documents within that period it may, to the extent that it has information available to it to do so, lodge caveats in relation to the Receivables and Receivable Rights for which it does not hold the Relevant Documents.


4.       Undertakings
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4.1      The custodian's undertakings

         The Custodian undertakes that at all times during the Term it will:

         (a) (notice of default) give notice in writing to the Trustee and each Designated Rating Agency of it becoming aware of the occurrence of any Custodial Transfer Event;

         (b)      (compliance with law)

                  (i) maintain in effect all qualifications, consents, licenses, permits, approvals, exemptions, filings and registrations as may be required under any applicable law in order properly to perform or comply with its obligations under this Agreement;

                  (ii) comply with all Laws in connection with the provision of the Custodial Services where failure to do so would have a Material Adverse Effect; and

                  (iii) comply with the Consumer Credit Legislation in
                       connection with the provision of the Custodial Services so that the Trustee does not personally or in its capacity as trustee of the Trust become liable to pay any Civil Penalty Payments.

         (c) (Material Default) if a Material Default occurs in respect to a Receivable, take all reasonable action to assist the Servicer and the Trustee to enforce the relevant Receivable and the Receivable Rights;

         (d)      (Insurance Policies)

                  (i) act in accordance with the terms of any Mortgage Insurance Policies to the extent applicable to the Custodian; and

                  (ii) not do or omit to do anything which, or the omission of which, as the case may be, could be reasonably expected to prejudicially affect or limit its rights or the rights of the Trustee or the Servicer under or in respect of a Mortgage Insurance Policy to the extent those rights relate to a Receivable and the Receivable Rights;

         (e) (notification) notify the Trustee, the Manager and the Servicer of any event which it reasonably believes is likely to have a Material Adverse Effect promptly after becoming aware of such event;

         (f) (provide information and access on request) as soon as reasonably practicable after being requested so to do, provide information reasonably requested by the Trustee, the Manager or the Servicer, with respect to all matters relating to the Custodial Services and upon reasonable notice and at reasonable times permit the Trustee, the




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                  Manager or the Servicer to enter the Premises and inspect the Data Base in relation to each Relevant Trust and the Relevant Documents;

         (g) (Report Record of Movements) provide the Trustee and the Manager on the last Business Day of each week a copy of an extract from the Record of Movements applicable to that week's movements of Relevant Documents;

         (h) (comply with other obligations) comply with all its obligations under any Transaction Document to which it is a party;

         (i) (pay taxes) subject to receiving payment from, or being reimbursed by, the relevant Obligor or being indemnified by the Trustee, pay all Taxes that relate to the Custodial Services (other than any Tax on, or measured by reference to, the income of a Trust or the Custodian) or where such Taxes are incurred due to the default or breach of duty by the Custodian, pay those Taxes itself or ensure those Taxes are paid;

         (j)      (not claim) not claim any Security Interest over any Asset;

         (k) (comply with Supplementary Terms Notice) comply with any undertaking specified as an additional Custodian undertaking in a relevant Supplementary Terms Notice, including, without limitation, providing the Manager with any information referred to in that Supplementary Terms Notice;

         (l) (insurances) ensure that the Premises are appropriately insured for fire and public risks, and that it has appropriate directors and officers insurance; and

         (m) (Data Base) maintain the Data Base collected, held or stored by it in relation to each Relevant Trust and each Relevant Document and, subject to all applicable laws, provide the Trustee with access to the Data Base upon reasonable request and during normal business hours.

4.2      Material adverse effect

         (a) In performing the Custodial Services the Custodian shall have regard to whether what it does, or does not do, will have any Material Adverse Effect.

         (b) The Custodian may ask the Trustee or the Manager if any action or inaction on its part is reasonably likely to, or will, have a Material Adverse Effect.

         (c) The Custodian may rely upon any statement by the Trustee or the Manager that any action or inaction by the Custodian is reasonably likely to, or will, have a Material Adverse Effect.

         (d) Subject to paragraph (a), the Custodian shall not be liable for a breach of this Agreement, or be liable under any indemnity, in relation to any action or inaction on its part, where it has been notified by the Trustee or the Manager that the action or inaction is not reasonably likely to, or will not have a Material Adverse Effect, unless the notification was caused by the fraud, negligence or wilful default of the Custodian.


5.       Custodial procedures
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5.1      No liability for compliance

         (a) The Custodian is not in breach of its duties under this Agreement or otherwise liable to the Trustee if it complies strictly with the relevant Custodial Procedures unless:

                  (i) the relevant Custodial Procedures do not materially comply with any Law; or

                  (ii) the Custodian is not otherwise complying with clauses 2.2 and 4 in relation to the relevant matter or duty.



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         (b) If the Custodian becomes aware that any Custodial Procedures do not materially comply with any Law, it shall notify the Trustee within 10 Business Days and take all reasonable steps to rectify that non-compliance.


5.2      Amendments to Custodial Procedures

         The Custodian shall not amend the relevant Custodial Procedures in any way that would reasonably be expected to result in a Material Adverse Effect, unless it must do so to ensure compliance with Law. The Custodian shall notify the Trustee, the Manager and the Designated Rating Agency of any material amendment to the relevant Custodial Procedures.


6.       The custodian fees
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6.1      Fee

         The Trustee shall in accordance with, and subject to the relevant Supplementary Terms Notice, pay to the Custodian a fee for providing its services under this Agreement in relation to each Trust.

6.2      Expenses of the Custodian

         (a) The Trustee must, in accordance with the Master Trust Deed and the relevant Supplementary Terms Notice, on the direction of the Manager, reimburse the Custodian for all costs and expenses incurred by the Custodian in complying with clause 2.5.

         (b) Except as provided in this clause, the Custodian shall be responsible for all other costs and expenses of providing the Custodial Services.


7.       Termination
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7.1      Expiry of Term

         This Agreement shall continue until the expiry of the Term.

7.2      Custodial transfer event/custodial transfer trigger

         (a) If a Custodial Transfer Event or a Custodial Transfer Trigger occurs, the Trustee must (unless otherwise agreed by the Note Trustee, that agreement not to be unreasonably withheld), at the direction of the Manager, by notice terminate this Agreement with immediate effect. Following such action, clause
                  3.4 shall apply.

         (b) No other person will be appointed to perform all or part of the obligations the Custodian has undertaken to perform under this Agreement unless:

                  (i) the Trustee has terminated this Agreement in accordance with the provisions of paragraph (a); or

                  (ii) the Custodian has resigned in accordance with clause 7.3,

                  and that person is either an Eligible Custodian or the Trustee.

7.3      Resignation

         (a) The Custodian shall not resign without first giving 3 months' notice to the Designated Rating Agency, the Manager, the Servicer and the Trustee. The Manager and the Trustee shall use reasonable endeavours to procure the appointment of a replacement Custodian which is an Eligible Custodian. The Custodian shall assist the Manager and the Trustee in procuring such appointment if requested.



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         (b) If an Eligible Custodian has not been appointed to be the Custodian by the expiration of that 3 month notice period, the Custodian must continue to act as Custodian until such an Eligible Custodian is appointed and be entitled to the fee payable under clause 6 while so acting.

         (c) Despite paragraph (a), the Custodian may resign as Custodian by giving five (5) day's notice to the Designated Rating Agency and the Manager when the appointment of a replacement Custodian (which is an Eligible Custodian) has been procured to take effect from the Custodian's resignation.

7.4      Survival

         The obligations of the Custodian under clause 7 survive the termination of this Agreement.

7.5      Release of outgoing Custodian

         Except as provided in clause 7.4, upon retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Custodian under this Agreement at that date (including damages payable under clause 8), the outgoing Custodian shall be released from all further obligations under this Agreement but no release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Custodian or its officers, employees, agents or delegates.

7.6      New Custodian to execute deed

         (a) A new Custodian shall execute a deed in such form as the Trustee may reasonably require (including any credit support reasonably required by the Trustee) under which the new Custodian shall undertake to the Trustee and other relevant parties to be bound by all the covenants on the part of the Custodian under the Transaction Documents from the date of execution of the new deed on the same terms contained in the Transaction Documents.

         (b) On and from the date of execution of the new deed, the new Custodian shall and may afterwards exercise all the powers, enjoy all the rights and shall be subject to all the duties and obligations of the Custodian under the Transaction Documents as fully as though the new Custodian had been originally named as a party to it.

7.7      Settlement and discharge

         The Trustee shall settle with the outgoing Custodian the amount of any sums payable by the outgoing Custodian to the Trustee or by the Trustee to the outgoing Custodian and shall give to or accept from the outgoing Custodian a discharge in respect of those sums (subject to clause 7.5) which shall be conclusive and binding as between the Trustee, the outgoing Custodian, the new Custodian, the Manager, the Beneficiaries and the Noteholders.


8.       Indemnity
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8.1      Indemnity

         Subject to the succeeding provision of this clause, the Custodian fully indemnifies the Trustee from and against all direct and indirect costs, expenses, losses, damages, liabilities or actions arising or resulting from any action or conduct undertaken or not taken by the Custodian or its officers, employees or agents including as a consequence of a Custodial Transfer Event or a Custodial Transfer Trigger, a failure by the Custodian to perform its duties under this Agreement, including, without limitation, a failure to deliver the Relevant Documents to the Trustee when it is required to do so or a breach by the Custodian of its representations and warranties under this Agreement.



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8.2      Limitation of liability

         The Custodian is not liable:

         (a) in connection with anything done by it in good faith in reliance upon any document, form or list provided by or on behalf of the Trustee except when it has actual knowledge, or ought reasonably know, that the document, form or list is not genuine or accurate;

         (b) if it fails to do anything because it is prevented or hindered from doing it by any Law; or

         (c) subject to the Corporations Law, if a person (other than a delegate or agent of the Custodian) fails to carry out an agreement with the Trustee or the Custodian in connection with the Custodial Services (except when the failure is due to the Custodian's own neglect, fraud or default).

8.3      No liability for acts of certain persons

         If the Custodian relies in good faith on an opinion, advice, information or statement given to it by a person, the Custodian is not liable for any misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of that person, except:

         (a)      when the person is not independent from the Custodian; or

         (b) it would not be reasonable to rely upon the opinion, advice, information or statement from the person who gives it; or

         (c)      where that person is a delegate or agent of the Custodian.

         A person will be regarded as independent notwithstanding that the person acts or has acted as adviser to the Custodian so long as separate instructions are given by the Custodian to that person. However, officers and employees of St.George and its Related Bodies Corporate will not be regarded as independent.

8.4      No liability for loss etc

         The Custodian is not liable:

         (a) for any loss, cost, liability or expense arising out of the exercise or non-exercise of a discretion by the Trustee, the Manager or the Servicer or the act or omission of the Trustee, the Manager or the Servicer except to the extent that it is caused by the Custodian's own fraud, negligence or wilful default; or

         (b) for any loss, cost, liability or expense caused by its failure to check any information, document, form or list supplied or purported to be supplied to it by the Trustee, the Manager or the Servicer except to the extent that the loss, cost, liability or expense is caused by the Custodian's own fraud, negligence or wilful default.

8.5      Method of claiming under indemnity

         The Custodian shall not be obliged to pay any indemnity under this Agreement, unless:

         (a) the Trustee first establishes that there has been a breach that has caused loss;

         (b) the indemnity claimed represents no more than the loss incurred as a result of the breach; and

         (c) the Trustee first gives the Custodian a written notice specifying:

                  (i)  the quantum of the claim; and

                  (ii) the basis of the claim.

8.6      Time of Payment

         The Custodian shall pay any amount it is required to pay under this clause within 7 Business Days of receipt of notice under clause 8.5.



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9.       Representations and warranties
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9.1      Representations and Warranties

         The Custodian makes the representations and warranties in clause 27 of the Master Trust Deed in relation to itself for the benefit of the Trustee.

9.2      Reliance

         The Custodian acknowledges that the Trustee has entered into this Agreement in reliance on the representations and warranties in clause 9.1.

9.3      Survival of Representations and Indemnities

         (a) All representations and warranties in a Transaction Document survive the execution and delivery of the Transaction Documents.

         (b)      Each indemnity in this Agreement:

                  (i)  is a continuing obligation;

                  (ii) is a separate and independent obligation; and

                  (iii) survives termination or discharge of this Agreement.


10.      Administrative provisions
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10.1     Notices

         All notices, requests, demands, consents, approvals or agreements to or by a party to this Agreement:

         (a)      must be in writing;

         (b)      must be signed by an Authorised Signatory of the sender; and

         (c) will be taken to be duly given or made (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Agreement or to any other address which it may have notified the sender, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

10.2     Governing Law and Jurisdiction

         This Agreement is governed by the laws of New South Wales. Each of the Custodian and the Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

10.3     Assignment

         No party may assign, novate, transfer or deal with its obligations under this Agreement except for the creation of a charge by the Trustee under the relevant Security Trust Deed.

10.4     Amendment

         This Agreement can only be amended in writing, and provided:

         (a) prior notice of any proposed amendment is given to the Designated Rating Agency; and

         (b) the amendment will not result in an adverse effect on the ratings of any Notes.



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10.5     Severability clause

         Any provisions of any Transaction Document which are prohibited or unenforceable in any jurisdiction are ineffective to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

10.6     Costs and Expenses

         (a) (Trustees costs and expenses) On demand the Custodian shall reimburse the Trustee for the reasonable expenses of the Trustee (as applicable) in relation to any enforcement of this Agreement by the Trustee against the Custodian for breaching this Agreement, including in each case legal costs and expenses on a full indemnity basis and each party shall bear their own costs (other than legal costs) relating to the preparation execution and completion of this Agreement.

         (b) (Stamp duty) In addition, the Custodian shall pay all stamp and registration Taxes (including fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of this Agreement.

         (c) (Custodial Services costs and expenses) In accordance with the relevant Supplementary Terms Notice, the Trustee shall reimburse the Custodian for the reasonable expenses of the Custodian (as applicable) in relation to any enforcement of this Agreement including in each case legal costs and expenses on a full indemnity basis, except to the extent that such enforcement relates to a breach by the Custodian of this Agreement.

10.7     Waivers:  remedies cumulative

         (a) No failure on the part of a party to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b) The rights, powers and remedies provided to the Trustee in the Transaction Documents are in addition to any right, power or remedy provided by law.



EXECUTED in . Canberra.

Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.




SIGNED on behalf of ST.GEORGE      )
CUSTODIAL PTY LIMITED              )
by its attorneys in the            )
Presence of:                       )



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Signature                                    Signature



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Print name                                   Print name






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Custodian Agreement                                       Allen Allen & Hemsley
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SIGNED on behalf of CRUSADE                      )
MANAGEMENT LIMITED                               )
by its attorneys in the                          )
presence of:                                     )


--------------------------------                  ------------------------------
Signature                                         Signature



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Print name                                        Print name





SIGNED by NATIONAL MUTUAL                        )
TRUSTEES LIMITED                                 )
(AC 004 029 841)                                 )
by its attorneys under Power of Attorney         )
dated                                            )
who hereby declare that no notice of             )
alternation to or revocation of the said         )
Power of Attorney has been received by           )
them in the presence of:                         )


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Witness                                           Print Name



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Print name                                        Print name









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Custodian Agreement                                       Allen Allen & Hemsley
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SCHEDULE 1


AUDIT
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1. Each audit referred to in clause 3.3 shall involve a review of the following:

         (a)      the custodial procedures adopted by the Custodian;

         (b) that the Relevant Documents are capable of identification, segregated by reference to the relevant Portfolio of Receivables and from other mortgage title documents held by the Custodian;

         (c) that controls exist such that the Relevant Documents may not be removed or tampered with except with appropriate authorisation; and

         (d) that an appropriate tracking system is in place such that the location of the Relevant Documents can be detected at any time.

2. The Auditor will review a sample of the Security Packets and confirm that those Security Packets contain the Relevant Documents which the Supplementary Terms indicate that they should (including, as a minimum, the Receivable Security documents, and any Certificate of Title if issued). If the Security Packets do not contain all such documents the Auditor must determine if there is an adequate explanation for that or whether the Security Packets of the Custodian's records, indicate the location of the missing documents.

3. The Auditor's certificate referred to in clause 3.3 will set out whether any errors detected by the Auditor in the relevant audit were the result of isolated non-compliance with the control system established by the Custodian under this Agreement or result from a weakness in that control system.

4. The Auditor's certificate referred to in clause 3.3 will grade the custodial performance of the Custodian under this Agreement based on the following grades.

         (A) Good - All control procedures and accuracy of information in respect of Relevant Documents completed without exception, other than immaterial and occasional variances.

         (B) Satisfactory - Minor exceptions to compliance with control procedures and accuracy of information in respect of Relevant Documents

         (C) Improvement required - Base internal controls are in place but a number of issues were identified that need to be resolved for controls to be considered adequate; and testing of the relevant information in respect of Relevant Documents identified a number of minor exceptions to compliance which are the result of non-compliance with the control system

         (D) Adverse - Major deficiencies in internal controls and the relevant information in respect of the Relevant Documents were identified.









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